Exhibit 10.21

[EXECUTION COPY]

AMENDMENT NO. 1 dated as of October 14, 2004 (this “Amendment”) to the Credit Agreement dated as of December 17, 2003 (the “Credit Agreement”), among SENSUS METERING SYSTEMS INC. (the “Borrower”), SENSUS METERING SYSTEMS (LUXCO 2) S.ÀR.L. (the “European Borrower” and, together with the Borrower, the “Borrowers”), SENSUS METERING SYSTEMS (BERMUDA 2) LTD. (“Holdings”), the Lenders and CREDIT SUISSE FIRST BOSTON, as General Administrative Agent (in such capacity, the “Administrative Agent”), U.S. Collateral Agent, European Administrative Agent and European Collateral Agent for the Lenders.

A.                      Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers.

B.                       The Borrowers have requested certain amendments to the Credit Agreement as set forth herein.

C.                       Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.  Effective as of the Amendment Effective Date:

(a)  The definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)                     by deleting “3.00%” at the end of clause (a) therein and substituting therefor “(i) 2.25% at all times when (A) the Term Loans are rated B+ or better by Standard & Poor’s Ratings Service and B1 or better by Moody’s, in each case with no negative outlook (collectively referred to as the “Ratings Threshold”) and (B) the ratio of Total Debt (net of all cash on hand at Holdings and the Subsidiaries) on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date is 4.0 to 1.0 or less (collectively referred to as the “Leverage Threshold”), and (ii) 2.50% at all other times”; and

(ii)                  by deleting “2.00%” at the end of clause (b) therein and substituting therefor “(i) 1.25% at all times when (A) the Ratings Threshold is in effect and (B) the Leverage Threshold is in effect, and (ii) 1.50% at all other times”.

(b)  The definition of the term “Permitted Investments” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)                     by deleting “and” at the end of clause (e);

(ii)                  by replacing the period at the end of clause (f) with “; and”; and

(iii)               by adding a new clause (g) to read as follows:

“(g)            auction rate securities maturing within 35 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of “AAA” from Standard & Poor’s Ratings Service or “Aaa” from Moody’s Investors Service, Inc..”

(c)  Section 1.01 is hereby amended by adding the following defined terms in appropriate alphabetical order:

““Amendment Effective Date” shall have the meaning set forth in Amendment No. 1.”

““Amendment No. 1” shall mean Amendment No. 1 to this Agreement dated as of October 14, 2004.”

(d)  Article II is hereby amended by adding a new Section 2.26 at the end thereof as follows:

“SECTION 2.26.  Term Loan Repricing Protection.  In the event that, prior to the first anniversary of the Amendment Effective Date, any Term Lender receives a Repricing Prepayment (as defined below), then, at the time thereof, the applicable Borrower shall pay to such Term Lender a prepayment premium equal to 1.0% of the amount of such Repricing Prepayment.  As used herein, with respect to any Term Lender, a “Repricing Prepayment” is the amount of principal of the Term Loans of such Term Lender that is either (a) prepaid by the applicable Borrower pursuant to Section 2.12 substantially concurrently with the incurrence by Holdings or any of its subsidiaries of new term loans (whether pursuant to Incremental Term Commitments or otherwise) that have interest rate margins lower than the Applicable Percentages then in effect for the Term Loans so prepaid or (b) received by such Term Lender as a result of the mandatory assignment of such Term Loans in the circumstances described in Section 2.21(a)(iv) following the failure of such Term Lender to consent to an amendment of this Agreement (other than Amendment No. 1) that would have the effect of reducing any of the Applicable Percentages with respect to such Term Loans.”

SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, Holdings and each Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment Effective Date:

(a)  This Amendment has been duly authorized, executed and delivered by Holdings and each Borrower, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of Holdings and each Borrower, and this Amendment constitutes a legal, valid and binding obligation of Holdings and each Borrower.

(b)  The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier

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date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)  No Default or Event of Default has occurred and is continuing.

SECTION 3.  Effectiveness.  This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the European Borrower, (iii) Holdings and (iv) each Lender (after giving effect to any prior or concurrent assignment by Lenders, whether pursuant to Section 2.21 of the Credit Agreement or otherwise).

SECTION 4.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5.  Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Amendment in accordance with the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 6.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SENSUS METERING SYSTEMS INC.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Financial Officer

SENSUS METERING SYSTEMS (LUXCO 2) S.ÀR.L.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Group 2 Manager

SENSUS METERING SYSTEMS (BERMUDA 2) LTD.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, individually and as General Administrative Agent,

By	/s/ Robert Hetu
	Name:	ROBERT HETU
	Title:	DIRECTOR

By	/s/ Vanessa Gomez
	Name:	VANESSA GOMEZ
	Title:	ASSOCIATE

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SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	PINEHURST TRADING, INC.

	By	/s/ Meredith J. Koslick
Name: MEREDITH J. KOSLICK
Title: ASSISTANT VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Galaxy CLO 1999-1, Ltd.
by: AIG Global Investment Corp.
as Collateral Manager

	By	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Galaxy CLO 2003-1, Ltd.
by: AIG Global Investment Corp.
as Investment Advisor

	By	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	SunAmerica Life Insurance Company
by: AIG Global Investment Corp.
as Investment Advisor

	By	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	LANDMARK II CDO LIMITED
By: ALADDIN CAPITAL MANAGEMENT LLC
AS MANAGER

	By	/s/ Joseph Moroney
Name: JOSEPH MORONEY
Title: DIRECTOR

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

New Alliance Global CDO, Limited
By: Alliance Capital Management L.P.,
as Sub-advisor
By: Alliance Capital Management
Corporation, as General Partner

By	/s/ Joel Serebransky
Name: Joel Serebransky
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	American Express Certificate Company
By: American Express Asset Management
Group as Collateral Manager

	By	/s/ Yvonne Stevens
Name: Yvonne Stevens
Title: Senior Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Centurion CDO VII, Ltd.
By: American Express Asset Management
Group, Inc. as Collateral Manager

	By	/s/ Robin C. Stanell
Name: Robin C. Stanell
Title: Supervisor
Fixed Income Support Team

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	IDS Life Insurance Company
By: American Express Asset Management
Group, Inc. as Collateral Manager

	By	/s/ Yvonne Stevens
Name: Yvonne Stevens
Title: Senior Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

KZH CYPRESSTREE-1 LLC

By	/s/ Dorian Herrera
Name: DORIAN HERRERA
Title: AUTHORIZED AGENT

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

KZH STERLING LLC

By	/s/ Dorian Herrera
Name: DORIAN HERRERA
Title: AUTHORIZED AGENT

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

AMMC CDO I, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

AMMC CDO II, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

AMMC CLO III, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Northwoods Capital II, Limited

	By	/s/ Jeff Aronson
Name: Jeff Aronson
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Northwoods Capital III, Limited

	By	/s/ Jeff Aronson
Name: Jeff Aronson
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Northwoods Capital IV, Limited

	By	/s/ Jeff Aronson
Name: Jeff Aronson
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	ANTARES CAPITAL CORPORATION

	By	/s/ Tyler Lindblad
Name: Tyler Lindblad
Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	ANTARES FUNDING, L.P.

By: JPMorgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999.

/s/ Leslie Hundley
Name: Leslie Hundley
Title: AVP

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	NAVIGATOR CDO 2003, LTD.

	By:	Antares Asset Management Inc., as Collateral Manager

/s/ Tyler Lindblad
Name: Tyler Lindblad
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	MARINER CDO 2002, LTD.

	By	/s/ Tyler Lindblad
Name: Tyler Lindblad
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Hamilton Floating Rate Fund, LLC

	By	/s/ Dean Stephan
Name: DEAN STEPHAN
Title: MANAGING DIRECTOR

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Venture CDO 2002, Limited

By its investment advisor MJX Asset Management LLC

/s/ Martin Davey
Name: Martin Davey
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Venture II CDO, Limited

By its investment advisor MJX Asset Management LLC

/s/ Martin Davey
Name: Martin Davey
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Venture III CDO, Limited

By its investment advisor MJX Asset Management LLC

/s/ Martin Davey
Name: Martin Davey
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	BLACK DIAMOND CLO 1998-1

	By	/s/ Paul Cope
Name: Paul Cope
Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	BlackRock Limited Duration Income Trust

	By	/s/ Tom Colwell
Name: Tom Colwell
Title: Auth. Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Hanover Square CLO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

	By	/s/ Dean T Criares
Name: DEAN T CRIARES
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Loan Funding VI LLC
By: Blackstone Debt Advisors L.P.
As Attorney-in-Fact

	By	/s/ Dean T Criares
Name: DEAN T CRIARES
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

	By	/s/ Dean T Criares
Name: DEAN T CRIARES
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Union Square CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

	By	/s/ Dean T Criares
Name: DEAN T CRIARES
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	OLYMPIC CLO I LTD

	By	/s/ John M. Casparian
Name: John M. Casparian
Title: Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	CITADEL HILL 2000 LTD

	By	/s/ Alex Clarke
Name: ALEX CLARKE
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	CREDIT SUISSE FIRST BOSTON INTERNATIONAL

	By	/s/ Carlin Cox
Name: Carlin Cox
		Title:	Vice President OTC Derivative Support Group

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	CSAM Funding II

	By	/s/ David H. Lerner
Name: DAVID H. LERNER
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	CSAM Funding III

	By	/s/ David H. Lerner
Name: DAVID H. LERNER
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	First Dominion Funding II

	By	/s/ David H. Lerner
Name: DAVID H. LERNER
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Atrium II

	By	/s/ David H. Lerner
Name: DAVID H. LERNER
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

BRYN MAWR CLO, Ltd.
By:	Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Dale Burrow
Name: Dale Burrow
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

FOREST CREEK CLO, Ltd.
By:	Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Dale Burrow
Name: Dale Burrow
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

LONG GROVE CLO, LIMITED
By:	Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Dale Burrow
Name: Dale Burrow
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	MUIRFIELD TRADING LLC

	By	/s/ Meredith J. Koslick
Name: MEREDITH J. KOSLICK
Title: ASSISTANT VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

ROSEMONT CLO, Ltd.
By:	Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Dale Burrow
Name: Dale Burrow
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

SEQUILS-Cumberland I, Ltd.
By:	Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Dale Burrow
Name: Dale Burrow
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	CONSTANTINUS EATON VANCE CDO V, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	EATON VANCE CDO VI LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:		EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

	By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment Advisor

	By	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Fidelity Advisor Series II: Fidelity
Advisor Floating Rate High Income Fund

	By	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Flagship CLO II

	By	/s/ Mark S. Pelletier
Name: Mark S. Pelletier
Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Flagship CLO 2001-1

	By	/s/ Mark S. Pelletier
Name: Mark S. Pelletier
Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Franklin CLO II, Limited

	By	/s/ David Ardini
Name: DAVID ARDINI
Title: VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Franklin CLO III, Limited

	By	/s/ David Ardini
Name: DAVID ARDINI
Title: VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Franklin Floating Rate Master Series

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Franklin Floating Rate Trust

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	FRANKLIN FLOATING RATE DAILY ACCESS FUND

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	FRANKLIN TEMPLETON LIM. DURATION INCOME TRUST

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	FRANKLIN TOTAL RETURN FUND

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Golden Tree Loan Opportunities II, Ltd.
By: GoldenTree Asset Management, LP

	By	/s/ David Allen
Name: David Allen
Title: Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Golden Tree Loan Opportunities I, Ltd.
By: GoldenTree Asset Management, LP

	By	/s/ David Allen
Name: David Allen
Title: Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	GOLDMAN SACHS CREDIT PARTNERS L.P.

	By	/s/ William W. Archer
Name: William W. Archer
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	Emerald Orchard Limited

	By	/s/ Masood Fikree
Name: Masood Fikree
Title: Attorney in Fact

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	LOAN FUNDING IV, LLC By: Highland Capital Management, L.P. As Portfolio Manager

	By	/s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:	LOAN FUNDING VII LLC By: Highland Capital Management, L.P. as Collateral Manager

	By	/s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

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CREDIT AGREEMENT

Name of Lender:	MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

	By	/s/ Julia F. Maslanka
Name: Julia F. Maslanka
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

SENSUS METERING SYSTEMS INC.

CREDIT AGREEMENT

Name of Lender:

MERRILL LYNCH PRIME RATE PORTFOLIO By: Merrill Lynch Investment Managers, L.P.
as Investment Advisor

	By:	/s/ Daniel Luchansky
Daniel Luchansky
Authorized Signatory

Floating Rate Income Strategies Fund, Inc.

	By:	/s/ Daniel Luchansky
Daniel Luchansky
Authorized Signatory

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CREDIT AGREEMENT

Name of Lender:	Morgan Stanley Prime Income Trust

	By	/s/ Elizabeth Bodisch
Name: Elizabeth Bodisch
Title: Authorized Signatory

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CREDIT AGREEMENT

Name of Lender:	NATEXIS BANQUES POPULAIRES

	By	/s/ Jordan H. Levy
Name: JORDAN H. LEVY
Title: ASSISTANT VICE PRESIDENT

/s/ William J. Burke
WILLIAM J. BURKE
VICE PRESIDENT

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CREDIT AGREEMENT

Name of Lender:	National City Bank

	By	/s/ Christopher J. Hetu
Name: Christopher J. Hetu
Title: AVP

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CREDIT AGREEMENT

Name of Lender:	ELF Funding Trust III
	By:	New York Life Investment Management LLC.
as Attorney-in-Fact

	By:	/s/ R. H. Dial
Name: R. H. Dial
Title: Director

Name of Lender:	MainStay Floating Rate Fund, a series of Eclipse Funds Inc.
	By:	New York Life Investment Management LLC.

	By:	/s/ R. H. Dial
Name: R. H. Dial
Title: Director

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CREDIT AGREEMENT

Name of Lender:	OPPENHEIMER SENIOR FLOATING RATE FUND

	By	/s/ Lisa Chaffee
Name: LISA CHAFFEE
Title: MANAGER

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CREDIT AGREEMENT

Name of Lender:	ING PRIME RATE TRUST By: ING Investment Management, Co.
as its investment manager

	By:	/s/ Charles Lemieux
Name: CHARLES E. LeMIEUX, CFA
Title: VICE PRESIDENT

ING SENIOR INCOME FUND By: ING Investment Management, Co.
as its investment manager

	By:	/s/ Charles Lemieux
Name: CHARLES E. LeMIEUX, CFA
Title: VICE PRESIDENT

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CREDIT AGREEMENT

Name of Lender:	PPM SHADOW CREEK FUNDING LLC

	By	/s/ Meredith J. Koslick
Name: MEREDITH J. KOSLICK
Title: ASSISTANT VICE PRESIDENT

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CREDIT AGREEMENT

Name of Lender:	PPM SPYGLASS FUNDING TRUST

	By	/s/ Diana M. Himes
Name: DIANA M. HIMES
Title: AUTHORIZED AGENT

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CREDIT AGREEMENT

Dryden III Leveraged Loan CDO 2002
By: Prudential Investment Management, Inc., as
Collateral Manager

By	/s/ George W. Edwards
Name: George W. Edwards
Title: Principal

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CREDIT AGREEMENT

Dryden IV Leveraged Loan CDO 2003
By: Prudential Investment Management, Inc., as
Collateral Manager

By:	/s/ George W. Edwards
Name: George W. Edwards
Title: Principal

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CREDIT AGREEMENT

Dryden V Leveraged Loan CDO 2003
By: Prudential Investment Management, Inc., as
Collateral Manager

By:	/s/ George W. Edwards
Name: George W. Edwards
Title: Principal

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CREDIT AGREEMENT

REGIMENT CAPITAL, LTD

By:	Regiment Capital Management, LLC
as its Investment Advisor

By:	Regiment Capital Advisors, LLC
its Manager and pursuant to delegated
authority

By:	/s/ Timothy S. Peterson
Timothy S. Peterson
President

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CREDIT AGREEMENT

NUVEEN DIVERSIFIED DIVIDEND
AND INCOME FUND, as a Lender

By: Symphony Asset Management LLC

By:	/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

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CREDIT AGREEMENT

NUVEEN SENIOR INCOME FUND, as a
Lender

By: Symphony Asset Management LLC

By:	/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

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CREDIT AGREEMENT

NUVEEN TAX-ADVANTAGED TOTAL
RETURN STRATEGY FUND, as a Lender

By: Symphony Asset Management LLC

By:	/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

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CREDIT AGREEMENT

Name of Lender:	TRS ARIA LLC

	By	/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: Vice President

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CREDIT AGREEMENT

Name of Lender:	Toronto Dominion (New York), Inc.

	By	/s/ Masood Fikree
Name: Masood Fikree
Title: Vice President

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CREDIT AGREEMENT

Name of Lender:	APEX (Trimaran) CDO I, LTD
By Trimaran Advisors L.L.C.

	By	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

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CREDIT AGREEMENT

Name of Lender:	SAWGRASS TRADING LLC

	By	/s/ Meredith J. Koslick
Name: MEREDITH J. KOSLICK
Title: ASSISTANT VICE PRESIDENT

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CREDIT AGREEMENT

Name of Lender:	VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.

	By	/s/ Darvin Pierce
Name: DARVIN PIERCE
Title: EXECUTIVE DIRECTOR